                                 FIRST AMENDMENT
                                       TO
                               FINANCING AGREEMENT


         First Amendment dated as of June 23, 1997 to Financing Agreement (the "First Amendment"), by and among NetFRAME Systems Incorporated, a Delaware corporation (the "Company"), and Micron Electronics, Inc., a Minnesota corporation (the "Lender") and NetFRAME International, Inc., amending certain provisions of the Financing Agreement dated as of March 27, 1997 (as amended and in effect from time to time, the "Financing Agreement") by and among the Company and the Lender (as assignee of the CIT Group/Business Credit, Inc. ("CIT")) and certain related agreements. Terms not otherwise defined herein which are defined in the Financing Agreement shall have the same respective meanings as are set forth therein.

         WHEREAS, the Company, the Lender and NetFRAME International Incorporated, as guarantor, have agreed to modify certain terms and conditions of the Financing Agreement and other Loan Documents as specifically set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENT TO SECTION 1 OF THE FINANCING AGREEMENT AND RELATED AMENDMENTS TO THE FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS. Section 1 of the Financing Agreement is hereby amended to add a definition of the term "Lender", defining such term as "Micron Electronics, Inc., a Minnesota corporation." The Financing Agreement and each other Loan Document are hereby amended by deleting the term "CITBC" wherever it may appear and substituting in place thereof the term "Lender."

         2. AMENDMENT TO SECTION 1 OF THE FINANCING AGREEMENT. Section 1 of the Financing Agreement is hereby amended as follows:

                  (a) the definition therein of the term "Line of Credit" shall read in its entirety as follows: "LINE OF CREDIT shall mean the aggregate commitment of Lender to make loans and advances to the Company pursuant to
Section 3 of this Financing Agreement in the aggregate amount of up to $3,500,000."

                  (b) the definition therein of the term "Early Termination Fee" shall read in its entirety as follows: "EARLY TERMINATION FEE" shall mean (a) mean the Fee Lender is entitled to change the Company in the event the Company terminates the Line of Credit or this Financing Agreement prior to the date two
(2) years after the Closing Date; and (b) equal such amount as Lender shall have paid to CIT in connection with the assignment of this Financing Agreement and the Loan Documents from CIT to Lender.

         3. AMENDMENT TO SECTION 3, PARAGRAPH 3.1 OF THE FINANCING AGREEMENT.
Section 3, paragraph 3.1 of the Financing Agreement is hereby amended to read in its entirety as follows: "Lender agrees, subject to the terms and conditions of this Financing Agreement from time to time, and within x) the Availability and y) the Line of Credit, but subject to Lender's right to make "Overadvances," to make loans and advances to the Company on a revolving basis (i.e., subject to the limitations set forth herein, the Company may borrow, repay and re-borrow Revolving Loans). Such loans and advances to the Company shall be in amounts up to the sum of A) eighty-five percent (85%) of the outstanding Eligible Accounts Receivable of the Company, and B) the lesser of (i) forty percent (40%) of the Company's Eligible Inventory as determined at the lower of cost or market, (ii) eighty percent (80%) of the orderly liquidation value percentage of the Company's Inventory, as determined by reference to the most recent inventory appraisal performed by or for the benefit of Lender, and (iii) five million dollars ($5,000,000) (herein the "Borrowing Base"). Borower shall be entitled to request loans hereunder in an aggregate amount equal to two million dollars ($2,000,000) on or before June 30, 1997 and in such amounts and at such times as Borrower and Lender may agree thereafter. All requests for loans and advances must be received by an officer of Lender no later than 11:00 a.m. Pacific time of the business day preceding the day on which such loans and advances are required, and shall be accompanied by information, in detail satisfactory to Lender, as to the Borrower's intended use of the proceeds thereof. Borrower hereby agrees to use all amounts loaned to it hereunder only for the purposes set forth in such information. Should Lender for any reason honor requests for advances in excess of the limitations set forth herein, such advances shall be considered "Overadvances" and shall be made in Lender's sole discretion, subject to any additional terms Lender deems necessary."

         4. AMENDMENT TO SECTION 2, PARAGRAPH 2.2 OF THE FINANCING AGREEMENT.
Section 2, paragraph 2.2 of the Financing Agreement is hereby amended to insert immediately after sub-paragraph (D) thereof a new sub-paragraph which shall read as follows: "(E) ABSENCE OF MATERIAL ADVERSE CHANGE - no material adverse change shall have occurred in the financial condition, business, prospects, profitability, assets (including without limitation the Collateral) or operations of the Company and/or the Guarantor (it being expressly understood and agreed that any material adverse change in the terms, conditions, assumptions or budgets supplied by the Company and on which Lender based its decision to execute the Agreement and Plan of Merger dated June 10, 1997 among the Lender, the Company and Payette Acquisition Corporation, may, in Lender's reasonable business discretion, be construed by Lender as a material adverse change)."

         5. AMENDMENT TO SECTION 8, PARAGRAPH 8.1(J) OF THE FINANCING AGREEMENT.
Section 8, paragraph 8.1(J) of the Financing Agreement is hereby amended to read in its entirety as follows: "(J) Upon the occurrence of a default or an Event of Default under, or the termination of, the Guaranty or the Agreement and Plan of Reorganization dated June 10, 1997 among the Company, the Lender and Payette Acquisition Corporation, or upon the occurrence of a Default under the Security Agreement dated March 27, 1997 executed and delivered by the Guarantor to CITBC".

         6. AMENDMENT TO SECTION 9 OF THE FINANCING AGREEMENT. Section 9 of the Financing Agreement is hereby amended to read in its entirety as follows:
"Section 9. TERMINATION. Except as otherwise permitted herein, the Company and Lender may terminate this Financing Agreement and the Line of Credit only as of the initial or any subsequent Anniversary Date and then only by giving the other at least sixty (60) days prior written notice of termination. Notwithstanding the foregoing, Lender may terminate this Financing Agreement and the Line of Credit immediately upon the occurrence of an Event of Default, provided, however, that if the Event of Default is an event listed in Paragraph 8.1(a) (b) (c) of Section 8 of this Financing Agreement, Lender may regard this Financing Agreement and the Line of Credit as terminated and notice to that effect is not required. In addition, Lender may terminate this Financing Agreement and the Line of Credit (a) on September 30, 1997 or the last day of any month thereafter by giving the Company at least five (5) days prior written notice of termination and (b) if at any time, immediately upon written notice to the Company, (i) the Company breaches the Agreement Plan of Reorganization dated July 10, 1997 among the Lender, the Company and Payette Acquisition Computer, as from time to time amended (the "Merger Agreement"); (ii) Lender is entitled to terminate the Merger Agreement, or (iii) the Merger Agreement has been terminated. This Financing Agreement, unless terminated as herein provided, shall automatically continue from Anniversary Date to Anniversary Date. Notwithstanding the foregoing, the Company may terminate this Financing Agreement and the Line of Credit prior to any applicable Anniversary Date upon sixty (60) days' prior written notice to Lender and payment of any applicable Early Termination Fee. All Obligations shall become due and payable as of any termination hereunder or under Section 8 hereof and, pending a final accounting, Lender may withhold any balances in the Company's Revolving Loan Account (unless supplied with an indemnity satisfactory to Lender) to cover all of the Company's Obligations, whether absolute or contingent. All of Lender's liens and security interests shall continue after any termination until all Obligations have been paid and satisfied in full.

         7. AMENDMENT TO SECTION 10, PARAGRAPH 10.6 OF THE FINANCING AGREEMENT.
Section 10, paragraph 10.6 of the Financing Agreement is hereby amended to read in its entirety as follows: "10.6, Except as otherwise herein provided, any notice or other communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered when hand delivered (by messenger, overnight delivery service or otherwise) or sent by telegram, telex or telecopy (facsimile), addressed to the party to be notified as follows:

(A)      if to Lender, at:

                           Micron Electronics, Inc.
                           900 East Karcher Road
                           Nampa, Idaho  83687
                           Attn:  Chief Financial Officer
                           Fax:  (208) 893-7411

         with a copy to:

                           Fenwick & West LLP
                           Two Palo Alto Square, Suite 700
                           Palo Alto, California 94306
                           Attn:   Dennis R. DeBroeck, Esq.
                                   David W. Healy, Esq.

(B)      if to the Company at:

                           NetFRAME Systems Incorporated
                           1545 Barber Lane
                           Milpitas, CA  95035
                           Attn:  President and Chief Executive Officer
                           Fax:  (408) 474-4048

         with a copy to:

                           Wilson Sonsini Goodrich & Rosati, P.C.
                           650 Page Mill Road
                           Palo Alto, California 94304-1050
                           Attn:   Larry W. Sonsini, Esq.
                                   Marty Korman, Esq.

or to such other address as any party may designate for itself by like notice.

         8. AMENDMENT TO EXHIBIT A TO FINANCING AGREEMENT. Exhibit A to the Financing Agreement is hereby amended in its entirety to read as set forth in Exhibit A hereto.

         9. WAIVER. Lender hereby waives any Event of Default existing and disclosed in writing to Lender as of the date hereof.

         10. REPRESENTATIONS AND WARRANTIES. The Company hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in
Section 5 of the Financing Agreement, and such representations and warranties remain true as of the date hereof in all material respects (except as disclosed to Lender prior to the date hereof, and to the extent of changes resulting from transactions contemplated or permitted by the Financing Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Financing Agreement shall refer to such Financing Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this First Amendment and the performance by the Company of all of its agreements and obligations under the Financing Agreement as amended hereby are within in the corporate authority of the Company and has been duly authorized by all necessary corporate action on the part of the Company.

         11. RATIFICATION, ETC. Except as expressly amended hereby, the Financing Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Financing Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Financing Agreement or any related agreement or instrument to the Financing Agreement shall hereafter refer to the Financing Agreement as amended hereby.

         12. NO WAIVER. Nothing contained herein constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Lender consequent thereon, except as specifically provided in
Section 10.

         13. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         14. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a documents under seal as of the date first above written.



                          NETFRAME SYSTEMS INCORPORATED


                          By:   [Signature]
                             ------------------------------

                          Title:   CFO
                                ---------------------------




                          MICRON ELECTRONICS, INC.

                          By:   /s/ Erik Oaas
                             ------------------------------

                          Title:
                                ---------------------------



                          NETFRAME INTERNATIONAL INCORPORATED


                          By:   [Signature]
                             ------------------------------

                          Title:  President/CEO
                                ---------------------------

                                    EXHIBIT A


                              REVOLVING CREDIT NOTE



$3,500,000                                                         June 23, 1997

FOR VALUE RECEIVED, the undersigned, NETFRAME SYSTEMS INCORPORATED (the "Company"), hereby absolutely and unconditionally promises to pay to the order of MICRON ELECTRONICS, INC. (herein "Lender"), with offices located in Nampa, Idaho, in lawful money of the United States of America and in immediately available funds, the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000), or such other principal amount advanced pursuant to
Section 3, Paragraph 3.1 of the Financing Agreement (as herein defined). Such Revolving Loan advances shall be repaid on a daily basis as a result of the application of the proceeds of collections of the Accounts and the making of additional Revolving Loans as described in Section 3 of the Financing Agreement. The Revolving Loans may be borrowed, repaid and reborrowed by the Company. A final balloon payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Note as shown on the books and records of Lender shall be due and payable on the termination of the Financing Agreement, as set forth in Section 3 thereof.

The Company further absolutely and unconditionally promises to pay to the order of Lender at said office, interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 6 of the Financing Agreement.

If any payment on this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Note is the Promissory Note referred to in the Financing Agreement, dated as of March 27, 1997, as amended on the date hereof, as the same may be further amended and restated and in effect from time to time, among the Company and Lender (the "Financing Agreement"), and is subject to, and entitled to, all of the terms, provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. All capitalized terms used herein shall have the meaning provided therefor in the Financing Agreement, unless otherwise defined herein.

The date and amount of the advance(s) made hereunder may be recorded on the grid page or pages which are attached hereto and hereby made part of this Note or the separate ledgers maintained by Lender. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said grid page or such ledgers maintained by Lender. All such advances, whether or not so recorded, shall be due as part of this Note.

The Company confirms that any amount received by or paid to Lender in connection with the Financing Agreement and/or any balances standing to its credit on any of its accounts on Lender's books under the Financing Agreement may in accordance with the terms of the Financing Agreement be applied in reduction of this Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Note unless Lender shall have actually charged such account or accounts for the purposes of such reduction or payment of this Note.

Upon the occurrence of any one or more of the Events of Default specified in the Financing Agreement or upon termination of the Financing Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, immediately due and payable as provided in the Financing Agreement.


                          NETFRAME SYSTEMS INCORPORATED


                          By:   [Signature]
                             ------------------------------

                          Title:   CFO
                                ---------------------------

                                SECOND AMENDMENT
                                       TO
                               FINANCING AGREEMENT


         Second Amendment (the "Second Amendment") dated as of July 31, 1997 to Financing Agreement (as amended and in effect from time to time, the "Financing Agreement"), by and among NetFRAME Systems Incorporated, a Delaware corporation (the "Company"), Micron Electronics, Inc., a Minnesota corporation (the "Lender") and NetFRAME International, Inc. (the "Subsidiary"), dated as of March 27, 1997 as amended by the First Amendment dated as of June 23, 1997 (the "First Amendment"). Terms not otherwise defined herein which are defined in the Financing Agreement shall have the same respective meanings as are set forth therein.

         WHEREAS, the Company, the Lender and NetFRAME International Incorporated, as guarantor, have agreed to modify certain terms and conditions of the Financing Agreement as specifically set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENT TO SECTION 1(A) OF THE FINANCING AGREEMENT. Section 1(a) of the Financing Agreement is hereby amended as follows:

         (a) the definition therein of the term "Line of Credit" shall read in its entirety as follows: "LINE OF CREDIT shall mean the aggregate commitment of Lender to make loans and advances to the Company pursuant to Section 3 of this Financing Agreement in the aggregate amount of up to $12,000,000."

         2. AMENDMENT TO SECTION 3, PARAGRAPH 3.1 OF THE FINANCING AGREEMENT.
Section 3, paragraph 3.1 of the Financing Agreement is hereby amended to read in its entirety as follows: "Lender agrees, subject to the terms and conditions of this Financing Agreement from time to time, and within x) the Availability and
y) the Line of Credit, but subject to Lender's right to make "Overadvances," to make loans and advances to the Company on a revolving basis (i.e., subject to the limitations set forth herein, the Company may borrow, repay and re-borrow Revolving Loans). Such loans and advances to the Company shall be in amounts up to the sum of A) eighty-five percent (85%) of the outstanding Eligible Accounts Receivable of the Company, and B) the lesser of (i) forty percent (40%) of the Company's Eligible Inventory as determined at the lower of cost or market, (ii) eighty percent (80%) of the orderly liquidation value percentage of the Company's Inventory, as determined by reference to the most recent inventory appraisal performed by or for the benefit of Lender, and (iii) twelve million dollars ($12,000,000) (herein the "Borrowing Base"). Borrower shall be entitled to request loans hereunder in an aggregate amount equal to two million dollars ($2,000,000) on or before June 30, 1997 and in such amounts and at such times as Borrower and Lender may agree thereafter. All requests for loans and advances must be received by an officer of Lender no later than 11:00 a.m. Pacific time of the business day preceding the day on which such loans and advances are required, and shall be accompanied by information, in detail satisfactory to Lender, as to the Borrower's intended use of the proceeds thereof. Borrower hereby agrees to use all amounts loaned to it hereunder only for the purposes set forth in such information. Should Lender for any reason honor requests for advances in excess of the limitations set forth herein, such advances shall be considered "Overadvances" and shall be made in Lender's sole discretion, subject to any additional terms Lender deems necessary."

         3. AMENDMENT TO EXHIBIT A TO FINANCING AGREEMENT. Exhibit A to the Financing Agreement is hereby amended in its entirety to read as set forth in Exhibit A hereto.

         4. REPRESENTATIONS AND WARRANTIES. The Company hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in
Section 5 of the Financing Agreement, and such representations and warranties remain true as of the date hereof in all material respects (except as disclosed to Lender prior to the date hereof, and to the extent of changes resulting from transactions contemplated or permitted by the Financing Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Financing Agreement shall refer to such Financing Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this Second Amendment and the performance by the Company of all of its agreements and obligations under the Financing Agreement as amended hereby are within in the corporate authority of the Company and has been duly authorized by all necessary corporate action on the part of the Company.

         5. RATIFICATION, ETC. Except as expressly amended hereby, the Financing Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Financing Agreement, the First Amendment and this Second Amendment shall be read and construed as a single agreement. All references in the Financing Agreement or any related agreement or instrument to the Financing Agreement shall hereafter refer to the Financing Agreement as amended hereby.

         6. NO WAIVER. Nothing contained herein constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Lender consequent thereon.

         7. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         8. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a documents under seal as of the date first above written.



                          NETFRAME SYSTEMS INCORPORATED


                          By:   [Signature]
                             ------------------------------

                          Title:   CFO
                                ---------------------------




                          MICRON ELECTRONICS, INC.

                          By:   /s/ Erik Oaas
                             ------------------------------

                          Title:
                                ---------------------------



                          NETFRAME INTERNATIONAL INCORPORATED


                          By:   D. Everett
                             ------------------------------

                          Title:  Secretary
                                ---------------------------

                           RATIFICATION OF GUARANTY

         The undersigned guarantor hereby acknowledges and consents to the foregoing Second Amendment as of July 29, 1997, and agrees that the Guarantee dated as of March 27, 1997 from the undersigned Guarantor remains in full force and effect for the benefit of Lender, and the Guarantor confirms and ratifies all of its obligations thereunder.


                          NETFRAME INTERNATIONAL INCORPORATED


                          By:   D. Everett
                             ------------------------------

                          Title:  Secretary
                                ---------------------------

                                    EXHIBIT A

                              REVOLVING CREDIT NOTE



$12,000,000                                                        July 29, 1997

FOR VALUE RECEIVED, the undersigned, NETFRAME SYSTEMS INCORPORATED (the "Company"), hereby absolutely and unconditionally promises to pay to the order of MICRON ELECTRONICS, INC. (herein "Lender"), with offices located in Nampa, Idaho, in lawful money of the United States of America and in immediately available funds, the principal amount of Twelve Million Dollars ($12,000,000), or such other principal amount advanced pursuant to Section 3, Paragraph 3.1 of the Financing Agreement (as herein defined). Such Revolving Loan advances shall be repaid on a daily basis as a result of the application of the proceeds of collections of the Accounts and the making of additional Revolving Loans as described in Section 3 of the Financing Agreement. The Revolving Loans may be borrowed, repaid and reborrowed by the Company. A final balloon payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Note as shown on the books and records of Lender shall be due and payable on the termination of the Financing Agreement, as set forth in Section 3 thereof.

The Company further absolutely and unconditionally promises to pay to the order of Lender at said office, interest, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 6 of the Financing Agreement.

If any payment on this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Note is the Promissory Note referred to in the Financing Agreement, dated as of March 27, 1997, as amended on the date hereof, as the same may be further amended and restated and in effect from time to time, among the Company and Lender (the "Financing Agreement"), and is subject to, and entitled to, all of the terms, provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. All capitalized terms used herein shall have the meaning provided therefor in the Financing Agreement, unless otherwise defined herein.

The date and amount of the advance(s) made hereunder may be recorded on the grid page or pages which are attached hereto and hereby made part of this Note or the separate ledgers maintained by Lender. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said grid page or such ledgers maintained by Lender. All such advances, whether or not so recorded, shall be due as part of this Note.

The Company confirms that any amount received by or paid to Lender in connection with the Financing Agreement and/or any balances standing to its credit on any of its accounts on Lender's books under the Financing Agreement may in accordance with the terms of the Financing Agreement be applied in reduction of this Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Note unless Lender shall have actually charged such account or accounts for the purposes of such reduction or payment of this Note.

Upon the occurrence of any one or more of the Events of Default specified in the Financing Agreement or upon termination of the Financing Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, immediately due and payable as provided in the Financing Agreement.


                          NETFRAME SYSTEMS INCORPORATED


                          By:   [Signature]
                             ------------------------------

                          Title:   CFO
                                ---------------------------


                                       2